UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  August 22, 2017

Avalanche International Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-179028	38-3841757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd., Las Vegas, NV	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 863-9490

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported by Avalanche International Corp., a Nevada corporation (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 9, 2017 (the “Initial 8-K”), the Company entered into a Share Exchange Agreement on March 3, 2017 (the “Agreement”), with MTIX Limited, a company formed under the laws of England and Wales (the “MTIX”) and the three (3) shareholders of MTIX (the “Sellers” and together with the Company and MTIX, the “Parties”).  The Agreement was amended by the Parties on July 13, 2017, pursuant to the Amendment to the Share Exchange Agreement (the “Amendment”), as previously reported in the Company’s Current Report on Form 8-K/A (Amendment No.1) filed with the SEC on July 17, 2017 (the “Amended 8-K”).

On August 21, 2017, the Parties entered into the Amendment No. 2 to the Share Exchange Agreement (“Amendment No. 2” and together with the Agreement and the Amendment, the “Amended Agreement”), which amended the Agreement to include: (i) extension of certain closing dates, (ii) Sellers’ indemnification for tax liability, whereby the Sellers shall be severally responsible for their own direct liabilities to taxes in relation to the securities they may receive pursuant to the Amended Agreement, and (iii) certain other matters.

Upon the terms and subject to the conditions set forth in the Amended Agreement, the Company completed the acquisition of MTIX from the Sellers on August 22, 2017 (the “Closing”), through the transfer of all issued and outstanding ordinary shares of MTIX by the Sellers to the Company. Pursuant to the Amended Agreement, the Company issued (a) to the Sellers, 7% secured convertible promissory notes (the “Notes”) in the aggregate principal face amount of $9,500,000 in pro rata amounts commensurate with the Sellers’ current respective ownership percentages of MTIX’s ordinary shares, and (b) to Pravin Mistry, the principal shareholder of MTIX (the “Majority Shareholder”), 100,000 shares of the Company’s newly designated shares of Class B Convertible Preferred Stock (the “Class B Shares”).

Subject to the terms and conditions of the Amended Agreement, at Closing, the Company signed a term sheet with the Majority Shareholder describing the terms of a three year employment agreement with him providing for an initial salary of approximately $160,000 per annum. In addition, the Company executed a letter memorializing the general terms of an additional Special Performance Bonus to the Majority Shareholder, pursuant to which the Majority Shareholder will receive a bonus of 5% of gross revenues generated by each unit ordered, or licensed from the Company, of the first 10 multi-laser surface enhancement technology systems.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing does not purport to be a complete description of the Amended Agreement and is qualified in its entirety by reference to the full text of Amended Agreement.  The Agreement and the Amendment were filed with the Initial 8-K and the Amended 8-K, respectively, and are incorporated herein by reference. Additional information about the Closing can be found in the press release issued by the Company on August 24, 2017, a copy of which is attached hereto as Exhibit 99.1.

Where You Can Find Additional Information

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE INITIAL 8-K AND ANY OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION about the Company and MTIX.  Investors and security holders are able to obtain these materials and other documents filed with the SEC free of charge at the Commission’s website, www.sec.gov.  Security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information set forth in Item 2.01 is incorporated by reference herein.

Pursuant to the Amended Agreement, on August 22, 2017, the Board of Directors of the Company (the “Board”) appointed Pravin Mistry and Manuel Turchan to serve as members of the Board, effective August 22, 2017.

Pravin Mistry. Pravin Mistry is the Founder, President and CEO of MTIX.  Since establishing the company in 2006, Mr. Mistry brought MLSE technology to the textile world, revolutionizing the creation of technical textiles.  Mr. Mistry developed Multiplexed Laser Surface Enhancement, (MLSE®), as President of QQC, Inc.  His discoveries revolutionized diamond synthesis technology, combining UV and infrared lasers to synthesize diamond coatings on metals, polymers and other substrates.  Mr. Mistry’s 23 previous years in the packaging industry culminated as Head of Advanced Engineering Materials for industry leader, CMB, where he developed and introduced advanced engineering ceramics and novel coatings for the packaging industry.  Mr. Mistry’s serial innovations and accomplishments have resulted in numerous worldwide patents for advanced materials, products and processes. We believe that as inventor of MLSE® and Mr. Mistry’s 40+ year in patenting and commercializing industry changing intellectual property and material science technology give him the qualifications and skills to serve as one of our directors.

Manuel Turchan. Manuel Turchan attended Michigan State University and the University of Michigan. As the Chief Executive Officer of Turchan Technologies, a company grounded in technological innovation, Mr. Turchan acquired scores of patents including high speed dry machining, combination cutting tools and methods for laser synthesis of advanced materials. Mr. Turchan’s patents have been licensed worldwide to companies such as General Motors, Visteon, Hewlett-Packard and numerous cutting tool manufacturers.  Mr. Turchan has collaborated with MTIX’s Chief Executive Officer Pravin Mistry on many advanced materials and methods innovations.  We believe that Mr. Turchan’s 50+ years of experience in cutting edge industrial manufacturing innovation, design, and licensing experience and know how give him the qualifications and skills to serve as one of our directors.

There are no arrangements or understandings between either Mr. Mistry or Mr. Turchan (in either case, the “Appointee”) and/or any other persons pursuant to which the Appointee was appointed to the Board. Neither Appointee has any family relationship with any of the Company's directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer.

Other than as set forth herein, neither Appointee has a direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

2.1	Amendment No. 2 to the Share Exchange Agreement by and among Avalanche International Corp., MTIX, Ltd. and the Sellers signatories thereto dated as of August 21, 2017.
99.1	Press Release dated August 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVALANCHE INTERNATIONAL CORP.

Date: August 24, 2017	By:	/s/ Philip E. Mansour
Philip E. Mansour
Chief Executive Officer